                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996

                                   CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                   TRUST ACCOUNT #80-4146600
                                   REMITTANCE DATE: 12/16/96

                                                                      Total $     Per $1,000
                                                                       Amount       Original
                                                                      -------     ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                                            $8,458,809.57

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                                          0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                                       8,458,809.57

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(6.25%)                          6.25%
           b. Class A-1 Interest                                   339,559.22     4.76574344
           c. Class A-2 Remittance Rate(6.55%)                          6.55%
           d. Class A-2 Interest                                   218,333.33     5.45833325
           e. Class A-3 Remittance Rate(6.70%)                          6.70%
           f. Class A-3 Interest                                   348,958.33     5.58333328
           g. Class A-4 Remittance Rate(7.00%)                          7.00%
           h. Class A-4 Interest                                   565,250.00     5.83333333
           i. Class A-5 Remittance Rate(7.30%)                          7.30%
           j. Class A-5 Interest                                   128,966.67     6.08333349
           k. Class A-6 Remittance Rate(7.60%)                          7.60%
           l. Class A-6 Interest                                   722,000.00     6.33333333
           m. Class A-7 Remittance Rate (8.05%, unless
              Weighted Average Contract Rate is below
              8.05%)                                                    8.05%
           n. Class A-7 Interest                                   678,547.92     6.70833337

      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                                   .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 2

                                  CUSIP#'S   393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                  TRUST ACCOUNT #80-4146600
                                  REMITTANCE DATE: 12/16/96


                                                                      Total $         Per $1,000
                                                                       Amount           Original
                                                                      -------         ----------
(4)  Remaining:
          a.  Unpaid Class A Interest
                 Shortfall                                                .00                .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                                 3,472,581.10                N/A
          a. Scheduled Principal                                   604,524.72                N/A
          b. Principal Prepayments                               2,848,912.41                N/A
          c. Liquidated Contracts                                         .00                N/A
          d. Repurchases                                                  .00                N/A
          e. Current Month Advanced Principal                    1,356,597.74                N/A
          f. Prior Month Advanced Principal                     (1,337,453.77)               N/A

     (6)  Pool Scheduled Principal Balance                     591,881,251.18

    (6b)  Adjusted Pool Principal Balance                      590,524,653.44       984.12268653
    (6c)  Pool Factor                                              0.98412269

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date                         .00

     (8)  Class A Percentage for such Remittance
          Date                                                          92.42%

     (9)  Class A Percentage for the following
          Remittance Date                                               92.37%

     (10) Class A Principal Distribution:
          a. Class A-1                                           3,472,581.10        48.73798035
          b. Class A-2                                                    .00                .00
          c. Class A-3                                                    .00                .00
          d. Class A-4                                                    .00                .00
          e. Class A-5                                                    .00                .00
          f. Class A-6                                                    .00                .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 3

                                                     CUSIP#'S 393505-
                                                 QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                TRUST ACCOUNT #80-4146600
                                                REMITTANCE DATE: 12/16/96

                                                Total $          Per $1,000
                                                Amount            Original
                                             ------------      -------------
(11)  Class A-1 Principal Balance           61,722,788.44       866.28475004
(11a) Class A-1 Pool Factor                     .08662848

(12)  Class A-2 Principal Balance           40,000,000.00       1000.0000000
(12a) Class A-2 Pool Factor                    1.00000000

(13)  Class A-3 Principal Balance           62,500,000.00       1000.0000000
(13a) Class A-3 Pool Factor                    1.00000000

(14)  Class A-4 Principal Balance           96,900,000.00       1000.0000000
(14a) Class A-4 Pool Factor                    1.00000000

(15)  Class A-5 Principal Balance           21,200,000.00       1000.0000000
(15a) Class A-5 Pool Factor                    1.00000000

(16)  Class A-6 Principal Balance          114,000,000.00       1000.0000000
(16a) Class A-6 Pool Factor                    1.00000000

(17)  Class A-7 Principal Balance          101,150,000.00       1000.0000000
(17a) Class A-7 Pool Factor                   1.000000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                            .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996
                                     Page 4

                                              CUSIP#'S 393505-
                                              QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                              TRUST ACCOUNT #80-4146600
                                              REMITTANCE DATE: 12/16/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (19)  31-59 days                                  2,954,625.22          86

    (20)  60 days or more                               266,353.94           8

    (21)  Current Month Repossessions                    63,764.17           3

    (22)  Repossession Inventory                         63,764.17           3


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date  .05%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                             .02%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date .50%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                             .24%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                6.25%, 6.55%, 6.70%, 7.00%, 7.30%, 7.60%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 5

                                                    CUSIP#'S 393505-
                                                    QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                    TRUST ACCOUNT #80-4146600
                                                    REMITTANCE DATE: 12/16/96

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5%
          from June 1, 2000 to May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and and 9.5% thereafter)                0%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date                                  0

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool
          Scheduled Principal Balances for third preceding Remittance and for
          current Remittance Date; may not exceed 2.25%)                                       0%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B Principal Balance
          (before distributions on current Remittance Date) divided by Pool
          Scheduled Principal Balance as of preceding Remittance Date (must
          equal or exceed 25.5%)                                                           15.67%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date greater than $7,437,576.00             .00

     (b)  Class B Principal Balance (before any distributions on current
          Remittance Date) divided by pool Scheduled Principal Balance as of
          preceding Remittance Date is equal to or greater than 11.25%                      7.58%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-8
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               November, 1996          CUSIP NO. 393505QQ8
                               Page 6                  TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 12/16/96


                                                                      Total $     Per $1,000
                                                                       Amount       Original
                                                                      -------     ----------
CLASS M1 CERTIFICATES
---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                                             1,984,613.00

A.    Interest
(30)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                                          7.85%
      b.  Class M-1 Interest                                       314,000.00    6.514166667

(31)  Amount applied to Class M-1 Interest
      Deficiency Amount                                                   .00              0

(32)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                                   .00              0

(33)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                             .00              0

(34)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                             .00              0

B.    Principal
(35)  Formula Principal Distribution Amount                               .00            N/A
      a.  Scheduled Principal                                             .00            N/A
      b.  Principal Prepayments                                           .00            N/A
      c.  Liquidated Contracts                                            .00            N/A
      d.  Repurchases                                                     .00            N/A

(36)  Class M-1 Principal Balance                               48,000,000.00  1000.00000000
(36a) Class M-1 Pool Factor                                        1.00000000

(37)  Class M-1 Percentage for such Remittance
      Date                                                               .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%,8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996          CUSIP NO. 393505-QR6,QR4
                                    Page 7             TRUST ACCOUNT #80-4146600
                                                       REMITTANCE DATE: 12/16/96


                                                          Total $    Per $1,000
                                                          Amount      Original
                                                         ---------  ------------
(38) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                .00       0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                               .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date             .00

(40) Class M-1 Percentage for the following
     Remittance Date                                        .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                1,670,613.00

(2)  Class B-1 Remittance Rate (7.79% unless
     Weighted Average Contract Rate is below 7.95%)        7.95%

(3)  Aggregate Class B1 Interest                     159,000.00       6.62500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                  .00              .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                     .00              .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                      .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                      .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date               .00

(8a) Class B Percentage for such Remittance Date            .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1996       CUSIP NO. 393505 QR6, QR4
                                    Page 8           REMITTANCE DATE: 12/16/96


                                                                      Total  $    Per $1,000
                                                                        Amount      Original
                                                                      --------    ----------
(9)    Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                              .00

(10a)  Class B1 Principal Shortfall                                        .00

(10b)  Unpaid Class B1 Principal Shortfall                                 .00

(11)   Class B Principal Balance                                 45,051,865.00

(12)   Class B1 Principal Balance                                24,000,000.00


Class B2 Certificates
---------------------
(13)   Remaining Amount Available                                 1,511,613.00

(14)   Class B-2 Remittance Rate (8.30%
       unless Weighted Average Contract
       Rate is less than 8.30%)                                          8.30%

(15)   Aggregate Class B2 Interest                                  145,608.73    6.91666653

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                               .00           .00


(17)   (Remaining Unpaid Class B2 Interest Shortfall                       .00           .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                            .00

(19)   Class B2 Principal Liquidation Loss Amount                          .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                                .00

(21)   Guarantee Payment                                                   .00

(22)   Class B2 Principal Balance                                21,051,865.00

                GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
         PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS B2 CERTIFICATES
                   MONTHLY REPORT
                    November 1996                   CUSIP NO. 393505-QR6, QR4
                       Page 9                       REMITTANCE DATE: 12/16/96



                                                                          Total $           Per $1,000
                                                                          Amount              Original
                                                                         ----------         -----------

             (23) Monthly Servicing Fee (Deducted from
                  Certificate Account balance to arrive at
                  Amount Available if the Company or Green
                  Tree Financial Corporation is not the
                  Servicer; deducted from funds remaining
                  after payment of Class A Distribution
                  Amount, Class M-1 Distribution Amount,
                  Class B-1 Distribution Amount and Class
                  B-2 Distribution Amount; if the Company
                  or Green Tree Financial Corporation
                  is the Servicer)                                         248,056.12

             (24) 3% Guarantee                                           1,117,948.15

             (25) Class C Residual Payment                                        .00

             (26) Class M-1 Interest Deficiency on such
                  Remittance Date                                                 .00

             (27) Class B-1 Interest Deficiency on such
                  Remittance Date                                                 .00

             (28) Repossessed Contracts                                     63,764.17

             (29) Repossessed Contracts Remaining
                  in Inventory                                              63,764.17

             (30) Weighted Average Contract Rate                             10.32169